OPPENHEIMER GLOBAL REAL ESTATE FUND

Supplement dated March 21, 2016

to the Prospectus and Statement of Additional Information dated August 28, 2015

Effective immediately, this supplement amends the Prospectus and Statement of Additional Information (the “SAI”) of Oppenheimer Global Real Estate Fund (the “Fund”), each dated August 28, 2015, and is in addition to any other supplements.

The Prospectus is revised as follows:

1.	The sections titled “Risks of Non-Diversification” on page 5 and page 8 are deleted in their entirety.

2.	The following section is added after the section titled “Illiquid Securities” on page 9:

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry, except that the Fund may invest without limit in the real estate industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s net assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.”

The SAI is revised as follows:

1.	The section titled “Non-Diversification” on page 3 is deleted in its entirety.

2.	The following section is added after the heading titled “Investment Restrictions” on page 15:

Diversification. The Fund is classified as a "diversified" fund under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

3.	The first sentence of the section titled “Organization and History” on page 18 is deleted in its entirety and replaced with the following:

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.

March 21, 2016	PS1379.001